SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                   Form 8-K

                               CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               Date of report:
                               January 24, 2001
                       Date of earliest event reported:
                               January 24, 2001




                                 PFIZER INC.
            (Exact name of registrant as specified in its charter)

     Delaware                    1-3619                13-5315170
    (State or other         (Commission File        (I.R.S. Employer
     jurisdiction of             Number)           Identification No.)
     incorporation)


                           235 East 42nd Street
                             New York, New York                 10017
                  (Address of principal executive offices)     (Zip Code)


         Registrant's telephone number, including area code:
                             (212) 573-2323




       (Former name or former address, if changed since last report.)


Item 5.      Other Events.

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Pfizer Inc. dated January 24, 2001, reporting Pfizer's financial results for the fourth quarter of 2000 and for the year 2000.

Item 7(c).   Exhibits.
99 Press release of Pfizer Inc. dated January 24, 2001, reporting Pfizer's financial results for the fourth quarter of 2000 and for the year 2000.



Signature
Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                           PFIZER INC.
                           ----------------------------


Date  January 24, 2001
                                /s/ Margaret M. Foran
                           Name:  Margaret M. Foran
                           Title: Vice President-Corporate Governance